UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2005
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                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                       001-31369                       65-1051192
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

      On December 13, 2005, CIT Group Inc. ("CIT", the "Company", or "we", "us" or "our") issued a press release announcing the restatement of our financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005. Prior periods were not affected. A copy of the press release is attached as Exhibit 99.1.

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Restatement and non-reliance

      On December 9, 2005, the Audit Committee of the Board of Directors authorized CIT to amend and restate its financial statements and other financial information for the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005 with respect to the accounting for certain derivatives transactions. On the date hereof, we are filing amendments to our Quarterly Reports on Form 10-Q for each of such quarters containing such amended and restated financial statements and other financial information. We are also including other previously identified, immaterial, in-period financial statement changes in conjunction with this restatement. We are also filing an amendment to our Annual Report on Form 10-K to revise management's analysis of its internal controls and procedures.

      In light of the restatement, investors should no longer rely on our previously filed financial statements and other financial information for each of the quarters ended March 31, 2005, June 30, 2005, and September 30, 2005. Prior periods were not affected.

Background

      During the fourth quarter of 2005, we learned of an interpretation with respect to applying the "matched terms" approach in hedge accounting under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"). We reviewed our accounting for certain cross-currency interest rate swaps ("compound swaps" or "compound derivatives") under SFAS 133.

      We determined that seven compound cross-currency and interest rate swaps with a notional principal of approximately $1.4 billion at September 30, 2005 were not appropriately accounted for, even though these compound swaps were highly effective economic hedges of the interest rate and currency exchange risks associated with the corresponding foreign denominated debt. We documented these swaps originally as "matched terms" hedges, which assumes no hedge ineffectiveness. The swaps would have qualified for "long-haul" hedge accounting with ineffectiveness reflected in current earnings. However, the swaps did not qualify for hedge accounting treatment from their inception, as SFAS 133 does not allow for subsequent documentation modifications.

      The elimination of hedge accounting from inception of the compound swaps resulted in an increase to other revenue and earnings for the respective periods to reflect the elimination of adjustments to the basis of the corresponding debt under SFAS 133 fair value hedge accounting for changes in interest rates during each period. This increase to revenues in the current period will reduce future earnings by an equal amount through 2015. The effect of the restatement on our statement of financial position at the end of the reported periods is immaterial and the restatement has no effect on our cash flows.


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

      As a result of the review of our accounting, we have terminated each of these compound cross-currency swaps and replaced each with a pair of individual swaps (a cross-currency basis swap and an interest rate swap, both with zero fair value at inception) with the same counterparties and with the same terms as both the hedged debt and the original compound derivatives. The replacement derivative contracts achieve the same economics as the original compound derivatives and will be accounted for as hedges under SFAS 133. Accessing non-U.S. capital markets is a key element of our funding strategy, and we remain committed to our risk management strategy to hedge, or significantly mitigate, our interest and currency risk and to transact derivatives only for risk management purposes. We plan to utilize stand alone swaps for similar hedge transactions in the future.

      We have discussed these matters with PricewaterhouseCoopers LLP, our independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

      99.1 Press release issued by CIT Group Inc. on December 13, 2005.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "target," and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT's control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
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                                       (Registrant)

                                       By: /s/ William J. Taylor
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                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: December 13, 2005


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